                                                                    Exhibit 99.3


             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                              Pro Forma Adjustments
                                                           ----------------------------------------------------------
                                                                                                           Sale of
                                                           Spinoff of   Sale of    Sale of     Sale of     Properties
                                                            Imperial    Cross-     Temple     Huntington     to
                                               Historical     (1)      roads (2)   Mall (3)   Garage (4)   Radiant (5)  Pro Forma
                                               ----------     ---      ---------   --------   ----------   -----------  ---------

Revenues
  Rents                                         $ 37,195                $(3,170)              $ (1,785)    $(22,677)    $  9,563
  Sales                                            6,642                                                                   6,642
  Interest - Mortgage loans                          193                           $   (42)                    (114)          37
           - Short-term investments                7,654    $  (490)         (4)                               (156)       7,004
  Dividends                                          450                                                                     450
  Equity in loss from joint venture                 (148)                              148
  Other income                                       179                     (6)                                             173
                                                --------    -------     -------    -------    --------     --------     --------
                                                  52,165       (490)     (3,180)       106      (1,785)     (22,947)      23,869
                                                --------    -------     -------    -------    --------     --------     --------

Expenses
  Property operating                              10,306                   (655)                   (27)      (6,389)       3,235
  Cost of goods sold                               6,410                                                                   6,410
  Real estate taxes                                4,324                   (707)                  (267)      (2,711)         639
  Depreciation and amortization                    9,170                   (730)                  (201)      (6,687)       1,552
  Interest - Mortgage loans                       13,330                 (2,571)                  (501)      (8,602)       1,656
           - Notes payable                         4,922                                           (47)          (1)       4,874
           - Senior notes                            835                                                                     835
  General and administrative                      10,059                                                                  10,059
                                                --------    -------     -------    -------    --------     --------     --------
                                                  59,356                 (4,663)                (1,043)     (24,390)      29,260
                                                --------    -------     -------    -------    --------     --------     --------


Loss before capital gains, extraordinary
loss and preferred dividend                     $ (7,191)   $  (490)    $ 1,483    $   106    $   (742)    $  1,443     $ (5,391)
                                                ========    =======     =======    =======    ========     ========     ========


Per share data

Basic weighted average shares                     42,229                                                                  42,229
                                                ========                                                                ========
Diluted weighed average shares                    48,258                                                                  48,258
                                                ========                                                                ========

Loss before capital gains, extraordinary loss
and preferred dividend, basic and diluted       $  (0.17)                                                               $  (0.13)
                                                ========                                                                ========


1)  Spinoff of Imperial was in March 2000.

2) Crossroads was sold in April 2000.

3) Temple Mall was sold in August 2000.

4) Huntington Garage was sold in December 2000.

5)  The sale of properties to Radiant was in March 2001.